                                                                   EXHIBIT 10.31

                      REVLON CONSUMER PRODUCTS CORPORATION

                                   $80,000,000

                          9 1/2% Senior Notes Due 2011

                           FORM OF PURCHASE AGREEMENT

                                                                 August 11, 2005
CITIGROUP GLOBAL MARKETS INC.
As Representative of the Initial Purchasers
388 Greenwich Street
New York, NY  10013

Ladies and Gentlemen:

                  Revlon Consumer Products Corporation, a Delaware corporation
("Revlon" or the "Issuer"), proposes to issue and sell $80,000,000 aggregate principal amount of its 9 1/2% Senior Notes Due 2011 (the "Notes"). The Notes
will be issued as additional securities under the Indenture dated as of March
16, 2005 (the "Indenture"), between the Issuer and U.S. Bank National
Association, as trustee (the "Trustee"). The Issuer previously issued
$310,000,000 aggregate principal amount of 9 1/2% Senior Notes due 2011 pursuant to the Indenture (the "Existing Notes"). The Issuer hereby confirms its agreement with Citigroup Global Markets Inc., as representative (the
"Representative") of certain initial purchasers listed on Schedule 1 (the
"Initial Purchasers"), concerning the purchase of the Notes from the Issuer by the Initial Purchasers.

                  The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the
"Securities Act"), in reliance upon an exemption therefrom. Prior to the Closing
Date (as defined herein), the Issuer will deliver to the Initial Purchasers an offering memorandum dated the date hereof (including the Incorporated Documents
(as defined below), the "Offering Memorandum") setting forth information concerning Revlon and the Notes. Any references herein to the Offering
Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted, and all documents (the "Incorporated Documents")
incorporated by reference therein and filed under the Securities Exchange Act of
1934, as amended (the "Exchange Act"); and any reference herein to the terms
"amend", "amendment" or "supplement" with respect to the Offering Memorandum shall be deemed to refer to and include the filing of any document under the
Exchange Act subsequent to the date thereof and before the Closing Date that is incorporated by reference therein. Revlon hereby confirms that it has authorized the use of the Incorporated Documents and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers in accordance with Section 2 hereof.

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Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

                  Holders of the Notes (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a
Registration Agreement, substantially in the form attached hereto as Annex A
(the "Registration Agreement"), pursuant to which Revlon will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement")
registering an issue of senior unsecured notes of Revlon (the "Exchange Notes"), which are identical in all material respects to the Notes (except that the
Exchange Notes will not contain terms with respect to transfer restrictions and interest rate increases) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act.

                  Section 1. Representations, Warranties and Agreements of the
Issuer. (a) The Issuer represents and warrants to, and agrees with, the Initial
Purchasers on and as of the date hereof and the Closing Date, except to the extent such representation, warranty or agreement expressly relates to another date (in which case on and as of such date), that:

                  (i) As of their respective filing dates with the Commission, the Incorporated Documents did not contain, and as of the Closing Date, the
Offering Memorandum shall not contain, any untrue statement of a material fact and as of their respective filing dates with the Commission, the Incorporated
Documents did not omit, and as of the Closing Date, the Offering Memorandum shall not omit, to state a material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading;
provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Issuer in writing by the Initial Purchasers expressly for use therein (the "Initial
Purchasers' Information"). The parties hereto acknowledge and agree that the
Initial Purchasers' Information consists solely of the statements with respect to the last paragraph of the cover page regarding the delivery of the Notes and paragraphs 3, 10 and 11 and the sixth, seventh and eighth sentences of paragraph
9 under the caption "Plan of Distribution" in the Offering Memorandum.

                  (ii) When the Notes are issued and delivered pursuant to this
Agreement, such Notes will not be of the same class (within the meaning of Rule
144A under the Securities Act) as securities of the Issuer which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

                  (iii) Neither the Issuer nor any of its affiliates (as defined in Rule 501(b) under the Securities Act) has, within the six-month period prior to the date hereof, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of the sale of, any security (as defined in the Securities Act) by or for the Issuer that is of the same or similar class as the Notes (other than sales, offers or

                                                                               3

solicitations of offers with respect to the Exchange Notes) in a manner that would require the registration of the Notes under the Securities Act.

                  (iv) The Issuer has not taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

                  (v) Neither the Issuer nor any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on their behalf has (A) engaged, in connection with the offering of the Notes, in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D under the Securities Act); or (B) solicited offers for, or offered or sold, such Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the
Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (vi) KPMG LLP ("KPMG") is an independent registered public accounting firm with respect to Revlon as required by the Securities Act and the rules and regulations of the Commission thereunder (the "Securities Act
Regulations").

                  (vii) The historical consolidated financial statements of
Revlon, together with the related notes, included in the Incorporated Documents
(the "Incorporated Financial Statements") present fairly, in all material respects, the financial position of Revlon and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Offering Memorandum, the
Incorporated Financial Statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and the supporting schedule incorporated in the Offering
Memorandum present fairly, in all material respects, the information required to be stated therein.

                  (viii) [Intentionally Omitted]

                  (ix) Since December 31, 2004, except as otherwise reflected in the Offering Memorandum, (A) the Issuer and the Subsidiaries (as defined herein)
considered as one enterprise, have not suffered a Material Adverse Effect (as defined herein), (B) there have been no transactions entered into by the Issuer or any of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Issuer and the Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Issuer on any class of capital stock.

                  (x) The Issuer (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of
Delaware, (B) has the corporate power and corporate authority to own, lease and operate its properties and to conduct its business as such business is described in the Offering Memorandum, and to enter into and perform its obligations under this Agreement, the Registration Agreement

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and the Indenture and (C) is duly qualified as a foreign corporation to conduct its business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify is not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of Revlon and the Subsidiaries considered as one enterprise (a
"Material Adverse Effect").

                  (xi) Each significant subsidiary (as defined in Rule 1-02(w)
of Regulation S-X) of Revlon and each subsidiary of Revlon that has material assets or is subject to material contracts (each of such corporations or other legal entities being hereinafter referred to as a "Subsidiary" and all such corporations or other legal entities being, collectively, the "Subsidiaries")
has been duly incorporated or organized and is validly existing as a corporation or other legal entity and is, in jurisdictions where the legal concept exists, in good standing under the laws of the jurisdiction of its incorporation or other organization, has corporate or other power and corporate or other authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered or qualified to transact business and is in good standing in each jurisdiction in which such registration or qualification or good standing is required, whether by reason of the ownership or leasing of property, the conduct of business or otherwise, except where the failure to so register or qualify or be in good standing is not reasonably likely to have a Material Adverse Effect and except for jurisdictions not recognizing the legal concepts of good standing or qualification; all of the issued and outstanding capital stock of or other equity interest in each such
Subsidiary of Revlon has been duly authorized and validly issued, is fully paid and nonassessable (in jurisdictions where such legal concepts are recognized)
and is owned by Revlon, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien or encumbrance, claim or equity
(collectively, "Liens"), except Liens pursuant to, permitted under or contemplated by (1) the Credit Agreement, dated as of July 9, 2004, among
Revlon, certain of its subsidiaries as local borrowing subsidiaries, the lenders and issuing lenders party thereto, Citicorp USA, Inc., as term loan administrative agent, Citicorp USA, Inc., as multi-currency administrative agent, Citicorp USA, Inc., as collateral agent, UBS Securities LLC, as syndication agent and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (as amended to the date hereof, the "Credit Agreement"), (2) the
Pledge and Security Agreement, dated as of July 9, 2004, among Revlon, Inc., the
Issuer and the additional grantors party thereto, in favor of Citicorp USA,
Inc., as collateral agent (as amended to the date hereof, the "Pledge and
Security Agreement") and (3) the Intercreditor and Collateral Agency Agreement,
dated as of July 9, 2004, among Citicorp USA, Inc., as administrative agent for the multi-currency lenders and issuing lenders, Citicorp USA, Inc., as administrative agent for the term loan lenders, Citicorp USA, Inc., as collateral agent for the secured parties, Revlon, Inc., the Issuer and each other loan party (as amended to the date hereof, the "Collateral Agency
Agreement").

                  (xii) As of the date hereof, Revlon has outstanding 5,260
shares of Common Stock, par value $1.00 per share, and 546 shares of Series A preferred stock,

                                                                               5

par value $1.00 per share; all the outstanding shares of capital stock of Revlon have been duly authorized and validly issued and are fully paid and nonassessable.

                  (xiii) Except as described in the Offering Memorandum, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in Revlon.

                  (xiv) The Notes have been duly and validly authorized by the
Issuer, and the Notes, when authenticated by the Trustee and paid for by the
Initial Purchasers and delivered in accordance with this Agreement and the
Indenture, which was duly authorized, executed and delivered by the Issuer, will constitute valid and binding obligations of the Issuer, enforceable against the
Issuer in accordance with their terms and entitled to the benefits provided by the Indenture, except as such enforcement may be subject to or limited by (A)
bankruptcy, receivership, conservatorship, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (B) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law). The Notes will conform in all material respects to the description thereof contained in the Offering Memorandum and will constitute Additional Notes (as such term is defined in the Indenture) issued in compliance with the Indenture, including Sections 2.1, 2.3 and 4.3 thereof.

                  (xv) This Agreement has been duly and validly authorized,
executed and delivered by Revlon and, when duly executed and delivered by the other party hereto, will constitute a valid and binding obligation of Revlon enforceable against Revlon in accordance with its terms, except as such enforcement may be subject to or limited by (A) bankruptcy, receivership, conservatorship, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (B) general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by state or federal securities laws or the public policy underlying such laws.

                  (xvi) The Indenture was duly and validly authorized, executed and delivered by the Issuer as of March 16, 2005, and assuming the due execution and delivery thereof by the Trustee, constitutes a valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforcement may be subject to or limited by (A) bankruptcy, receivership, conservatorship, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors, rights and remedies generally and (B) general principles of equity
(regardless of whether such enforcement may be sought in a proceeding in equity or at law). The Indenture conforms in all material respects to the description thereof contained in the Offering Memorandum.

                  (xvii) [Intentionally Omitted]

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                  (xviii) As of the Closing Date, the Registration Agreement will have been duly and validly authorized, executed and delivered by Revlon, and when duly executed and delivered by the Initial Purchasers, will constitute a valid and binding obligation of Revlon, enforceable against Revlon in accordance with its terms, except as such enforcement may be subject to or limited by (A) bankruptcy, receivership, conservatorship, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (B)
general principles of equity (regardless of whether such enforcement may be sought in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws. The provisions of the Registration
Agreement, to the extent that such provisions are summarized in the Offering
Memorandum, will conform in all material respects to such descriptions.

                  (xix) [Intentionally Omitted]

                  (xx) (A) Neither Revlon nor any of the Subsidiaries is in
violation of its certificate of incorporation, charter or by-laws or other similar constituent instrument; (B) neither Revlon nor any of the Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of them is a party or by which any of them may be bound, or to which any of the property or assets of any of them is subject; (C) neither Revlon nor any of the Subsidiaries is in violation of any material law, administrative regulation or administrative or court decree and (D) Revlon's execution, delivery and performance of this
Agreement and the Registration Agreement, including compliance with the terms and provisions hereof and thereof, and the consummation of the transactions contemplated herein and therein, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Revlon or any of the
Subsidiaries pursuant to the certificate of incorporation, charter, by-laws or other organizational documents of Revlon or any of the Subsidiaries, any material law, administrative regulation or administrative court decree and any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, except such violations, defaults, conflicts, breaches, liens, charges or encumbrances referred to in clauses (B), (C) or (D) that would not have a Material Adverse Effect.

                  (xxi) Except as disclosed in the Offering Memorandum, there is no action, suit or proceeding before or by any court or governmental agency, or body, domestic or foreign, now pending, or to the knowledge of Revlon or any of the Subsidiaries, threatened against or affecting Revlon or any of the
Subsidiaries that is reasonably likely to have a Material Adverse Effect, or which would materially or adversely affect the consummation of the transactions contemplated by this Agreement; and all pending legal or governmental proceedings to which Revlon or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business of

                                                                               7

Revlon and the Subsidiaries, considered in the aggregate, are not reasonably likely to have a Material Adverse Effect.

                  (xxii) (A) On the Closing Date, Revlon and the Subsidiaries own or possess the legal right to utilize the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intangible property currently employed by them in connection with the business now operated by them (the "Intellectual Property Rights") except (i) for restrictions on ownership, if any, arising out of the security interest in such Intellectual
Property Rights pursuant to, permitted under or contemplated by the security documents relating to the Credit Agreement, the Pledge and Security Agreement
and the Collateral Agency Agreement or (ii) where the failure to so own or possess such legal right would not have a Material Adverse Effect; (B) no claim has been made to Revlon or any of the Subsidiaries or, to the knowledge of
Revlon or any of the Subsidiaries, threatened by any person, challenging or questioning Revlon's or any of the Subsidiaries' use of any of the foregoing
Intellectual Property Rights or challenging or questioning the validity or legal effectiveness of any of the foregoing Intellectual Property Rights or any agreement related thereto, in each case where such claim would be reasonably likely to have a Material Adverse Effect, and there is no valid basis for any such claim; and (C) the use of any of the foregoing Intellectual Property Rights by Revlon or any of the Subsidiaries does not infringe on the proprietary rights of any person, other than any such violations that would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                  (xxiii) Assuming the accuracy of the representations and
warranties of the Initial Purchasers contained in Section 2 hereof, no authorization, approval or consent of, or filing with, any court or governmental authority or agency is necessary or required in connection with the consummation of the transactions contemplated by this Agreement, the Registration Agreement or the Indenture or the use of the proceeds from the sale of the Notes as contemplated by the Offering Memorandum, except such as have been obtained or made and except as may be required under the Securities Act and the Securities
Act Regulations with respect to the Registration Agreement and the transactions contemplated thereunder or state or foreign securities laws.

                  (xxiv) Revlon and each of the Subsidiaries have good (and, in the case of owned real properties, marketable) title to its respective owned properties and other tangible assets, free and clear of all Liens except (a) as set forth in the Offering Memorandum, (b) Liens pursuant to, permitted under or contemplated by the Credit Agreement, the Pledge and Security Agreement and the
Collateral Agency Agreement or other Security Documents (as defined in the
Credit Agreement), and (c) for such defects in titles and Liens that do not materially interfere with the Issuer's or any of the Subsidiaries' ability to conduct their respective businesses as described in the Offering Memorandum or to utilize such properties and assets for their intended purposes. The tangible properties of Revlon and each of the Subsidiaries are in good repair (reasonable wear and tear excepted), appropriately insured and suitable for their uses except where the failure to be in such good repair or appropriately insured or suitable for their uses

                                                                               8

would, individually or in the aggregate, not be reasonably likely to have a
Material Adverse Effect. The real properties identified in the Offering
Memorandum as held under lease by Revlon or any of the Subsidiaries are and will be held by them under valid, subsisting and enforceable leases which are and will be in full force and effect except where the failure to be valid, subsisting, enforceable and in full force and effect would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect, and no default by Revlon or any of the Subsidiaries is existing under any such lease which could result in termination of one or more of such leases by the lessor without regard to notice or passage of time, which termination(s), individually or in the aggregate, would be reasonably likely to have a Material Adverse
Effect.

                  (xxv) Each of Revlon and the Subsidiaries is in material
compliance with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management, and waste disposal (collectively, the
"Environmental Laws"), except for such noncompliance as is not reasonably likely to have a Material Adverse Effect. Except as disclosed in the Offering
Memorandum, compliance with Environmental Laws will not have a material adverse effect upon the capital expenditures, earnings and competitive position of
Revlon and the Subsidiaries taken as one enterprise, and there are no material estimated capital expenditures for environmental control facilities for the current and succeeding fiscal year.

                  (xxvi) There is no claim under any Environmental Law,
including common law, pending or threatened against Revlon or any of the
Subsidiaries (an "Environmental Claim"), which would be reasonably likely to have a Material Adverse Effect and, to the knowledge of Revlon and the
Subsidiaries under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that are reasonably likely to form the basis of any Environmental Claim against Revlon or any of the
Subsidiaries which would be reasonably likely to have a Material Adverse Effect.

                  (xxvii) Revlon is not, and does not own or control, an
open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the
Investment Company Act of 1940 (the "Investment Company Act"), and Revlon is
not, and does not own or control, a closed-end investment company required to be registered, but not registered, thereunder.

                  (xxviii) The Issuer has established and maintains disclosure controls and procedures (as such term is defined in Rule 15d-15(e) under the
Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Issuer, including its consolidated subsidiaries, is made known to the chief executive officer and chief financial officer of the Issuer by others within the Issuer, or any of its consolidated subsidiaries; the Issuer's auditors and the audit committee of the board of directors of the Issuer have been advised of: (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Issuer's ability to record, process, summarize, and report financial information; and (B)
any fraud, whether or not

                                                                               9

material, that involves management or other employees who have a significant role in the Issuer's internal control over financial reporting; and since the date of the most recent evaluation of such disclosure controls and procedures
(as summarized in Item 4 of the Issuer's Quarterly Report on Form 10-Q for the
quarter ended June 30, 2005), there have been no significant changes in internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, internal control over financial reporting.

                  (xxix) There is and has been no failure on the part of the
Issuer and any of the Issuer's directors or officers, in their capacities as such, to comply with Section 402 related to loans and, in all material respects, with Sections 302 and 906 related to certifications of the Sarbanes Oxley Act of
2002 and the rules and regulations promulgated in connection therewith.

                  (b) Any certificate of Revlon or any of the Subsidiaries
signed by any officer thereof and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by such entity to the Initial Purchasers as to the matters covered thereby and not the representation and warranty of any such officer.

                  Section 2. Purchase, Sale and Resale of the Notes, Closing.
(a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuer agrees to sell to the Initial Purchasers, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Issuer a portion of the aggregate principal amount of the Notes, equal to the percentages set forth opposite such Initial
Purchaser's name in Schedule 1 hereto, at the aggregate purchase price of of the aggregate principal amount thereof plus accrued interest from March 16,
2005 to the Closing Date (as defined below), less a discount of       .

                  (b) Payment of the purchase price for, and delivery of
certificates for, the Notes shall be made at the office of Cravath, Swaine &
Moore LLP ("CS&M"), 825 Eighth Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Initial Purchasers and the Issuer, at
10 a.m. (New York time) on August 16, 2005, or such other time as shall be agreed upon by the Initial Purchasers and the Issuer (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Issuer by wire transfer in same day funds, in the aggregate amount
of       of the aggregate principal amount of the Notes plus accrued interest
from March 16, 2005 to the Closing Date, less a discount of        , payable to
the order of the Issuer, against delivery of the Notes to the Initial
Purchasers. The Notes shall be in such denominations and registered in such names as the Initial Purchasers shall request in writing at least one business day before the Closing Date. The Notes will be made available for examination and packaging by the Initial Purchasers not later than 10 a.m. (New York time)
on the last business day prior to the Closing Date.

                  (c) Each Initial Purchaser acknowledges that the Notes have not been registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the

                                                                              10

Securities Act or pursuant to an effective registration statement under the
Securities Act. Each Initial Purchaser represents and agrees that it has offered and sold the Notes, and will offer and sell the Notes purchased by it from the
Issuer until the Offering Termination Date (as defined herein), only as described in the Offering Memorandum under "Plan of Distribution" either (A) (i)
to persons it reasonably believes to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States in accordance with Regulation S under the Securities Act or (B) pursuant to an effective registration statement under the Securities Act. Accordingly, each Initial
Purchaser represents and warrants to and agrees with the Issuer that, with respect to Notes offered or sold in reliance on Regulation S (i) neither it nor any of its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts (as defined in Rule 902 under the Securities Act) in the United States with respect to the Notes, (ii)
its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and (iii)
at or prior to confirmation of sale of Notes made in reliance on Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Notes from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Notes covered hereby have not been registered under the
         U.S. Securities Act of 1933 (the "Securities Act") and may not be
         offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of a distribution thereof at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S under the Securities Act. Terms used above have the meanings given them by Regulation S."

                  Certain terms used in this paragraph have the meanings given to them by Regulation S.

                  (d) Each Initial Purchaser represents and agrees that it has not, and will not, offer or sell any Notes by means of any form of general solicitation or general advertising (as those terms are used in Rule 502(c)
under Regulation D) including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided, however, that such limitation shall not preclude the
Initial Purchasers from placing any tombstone advertisement, in a form reasonably satisfactory to the Issuer, with respect to the resale of the Notes following the Offering Termination Date (as defined below), in compliance with applicable law. Each Initial Purchaser will take reasonable steps to inform persons acquiring Notes from such Initial Purchaser in the United States that the Notes are being sold to them without registration under the Securities Act in reliance on Rule 144A.

                  As used in this Agreement, "Offering Termination Date" shall mean the earliest to occur of (i) the date on which the Initial Purchasers shall have completed the

                                                                              11

initial resales of the Notes, which is deemed to be the business day after the
Closing Date, unless on such day the Initial Purchasers notify Revlon that they have not completed the initial resales of Notes in which case it shall be such later date on which the Initial Purchasers notify Revlon that they have completed the initial resales of the Notes, (ii) the effective date of the
Registration Statement to be filed by Revlon with the Commission pursuant to
Section 2 of the Registration Agreement and (iii) the second anniversary of the
Closing Date.

                  (e) Each Initial Purchaser represents and agrees that (i) it has not solicited, and will not solicit, offers to purchase any of the Notes from, (ii) it has not sold, and will not sell, any of the Notes to, and (iii) it has not distributed, and will not distribute, the Incorporated Documents or the
Offering Memorandum to, any person or entity in any jurisdiction outside of the
United States except, in each case, in compliance in all material respects with all applicable laws. For the purposes of this Agreement, "United States" means the United States of America, its territories, its possessions (including the
Commonwealth of Puerto Rico), and other areas subject to its jurisdiction.

                  (f) Each Initial Purchaser severally agrees that (i) it has not offered or sold, and prior to the expiry of six months from the closing date, will not offer or sell, any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only communicated and caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity
(within the meaning of Section 21 of the United Kingdom's Financial Services and
Markets Act 2000 ("FSMA")) received by it in connection with the issue or sale of any Notes in the circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

                  (g) Each Initial Purchaser represents and agrees that, unless prohibited by applicable law, until the consummation of the distribution of the
Notes, it will furnish to each person to whom it sells the Notes a copy of the
Offering Memorandum (as then amended or supplemented) or (unless delivery of such Offering Memorandum is required by applicable law) shall inform each such person that a copy of such Offering Memorandum will be available upon request.

                  (h) Each Initial Purchaser represents and warrants (as to
itself only) to the Issuer as of the date hereof and as of the Closing Date that it is a qualified institutional buyer as defined in Rule 144A under the
Securities Act, as such rule may be amended from time to time.

                  Section 3. Certain Agreements of the Issuer. The Issuer agrees with the Initial Purchasers that:

                                                                              12

                  (a) At any time prior to the Offering Termination Date, the
Issuer will give the Initial Purchasers notice of its intention to prepare any supplement or amendment to the Offering Memorandum, will furnish the Initial
Purchasers with copies of any such amendment, supplement or other document in a reasonable amount of time prior to such proposed filing or use, and will use its best efforts to reflect in such document such comments as the Initial Purchasers or its counsel may reasonably propose.

                  (b) The Issuer has furnished or will furnish to the Initial
Purchasers, without charge, such number of copies of the Offering Memorandum (as amended or supplemented) as the Initial Purchasers may reasonably request. The
Issuer will, upon request, furnish to the Initial Purchasers and any holder of the Notes, a copy of the information set forth under "Notice to Investors" in the Offering Memorandum.

                  (c) At any time prior to the Offering Termination Date, if any event shall occur as a result of which the Offering Memorandum (as amended or supplemented) would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Issuer will promptly (i) notify the Initial Purchasers of any such event; (ii) prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any supplemented or amended Offering Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

                  (d) The Issuer will endeavor, in cooperation with the Initial
Purchasers and their counsel, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the
United States as the Initial Purchasers may designate; provided, however, that the Issuer shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or take any action that would subject it to general service of process in suits or taxation in any jurisdiction where it is not so subject. In each jurisdiction in which the Notes have been so qualified, the Issuer will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of the Offering
Memorandum.

                  (e) Revlon is not and will not become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under the Investment Company Act, and Revlon is not and will not become a closed-end investment company required to be registered, but not registered, thereunder.

                  (f) Neither the Issuer nor any of the Subsidiaries will
solicit any offer to buy or offer or sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Rule
502(c) under Regulation D) prior to the Offering Termination Date.

                                                                              13

                  (g) The Issuer will not take, directly or indirectly, any
action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of the Notes.

                  (h) Except following the effectiveness of the Exchange Offer
Registration Statement to be filed by the Issuer with the Commission pursuant to
Section 1 of the Registration Agreement, neither the Issuer nor any of its affiliates (as defined in Rule 501(b) under Regulation D) will solicit any offer to buy or offer or sell the Notes or the Exchange Notes by means of any form of general solicitation or general advertising (within the meaning of Rule 502(c)
under Regulation D) in a manner which would result in the proposed sale of the
Notes or the Exchange Notes in accordance with this Agreement, the Registration
Agreement and the Offering Memorandum failing to be exempt from the registration requirements of the Securities Act or take any other action that would require the registration of the resale by the Initial Purchasers of the Notes under the
Securities Act.

                  (i) Except following the effectiveness of the Exchange Offer
Registration Statement to be filed by the Issuer with the Commission pursuant to
Section 1 of the Registration Agreement, none of the Issuer, any of its affiliates or any person acting on behalf of the Issuer or its affiliates will engage in any directed selling efforts within the meaning of Rule 902(b) under
Regulation S, and the Issuer and its affiliates and each such person acting on their behalf will comply with the offering restrictions requirements of
Regulation S.

                  (j) Neither the Issuer nor its affiliates (as defined in Rule
501(b) under Regulation D) will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) the offering of which security will be integrated with the sale of the
Notes in a manner that would require the registration of the Notes under the
Securities Act.

                  (k) During the period from the Closing Date to two years after the Closing Date, without the prior written consent of the Initial Purchasers, neither the Issuer nor the Subsidiaries will, or will permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been reacquired by them, except for the Notes purchased by the Issuer or any of its affiliates (as defined in Rule 144 under the Securities
Act) and resold in a transaction registered under the Securities Act.

                  (l) The Issuer will make available to holders of the Notes and prospective purchasers of the Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to the extent required to permit compliance with Rule 144A in connection with resales of the
Notes.

                  (m) The Issuer will, if requested by the Initial Purchasers, use its best efforts in cooperation with the Initial Purchasers to permit the
Notes to be eligible for clearance and settlement through The Depository Trust
Company ("DTC").

                                                                              14

                  (n) The Issuer will use the net proceeds received by it from the sale of the Notes in the manner specified in the Offering Memorandum under the heading "Use of Proceeds."

                  (o) Prior to the Closing Date, except for press releases and communications regarding Revlon's business, products and management made in the ordinary course and consistent with past practice, neither the Issuer nor any of the Subsidiaries will issue any press release or other communications directly or indirectly or hold any press conference with respect to the Issuer or any of the Subsidiaries, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, without the prior written consent of the Representative, unless in the judgment of the Issuer and its counsel, and after notification to the Representative, such press release or communication is required by law, or by the rules, regulations or standards of the Commission or the New York Stock Exchange.

                  (p) For a period of 90 days from the date of the Offering
Memorandum, Revlon shall not offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer to sell, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by Revlon or any of the Subsidiaries
(other than the Notes or the Exchange Notes or to an affiliate of Revlon which agrees to be bound by the provisions of this Section) without the prior written consent of Citigroup Global Markets Inc.

                  Section 4. Conditions of Initial Purchasers' Obligations. The
respective obligations of the Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Issuer contained herein, to the accuracy of the statements of the Issuer and its officers made in any certificate delivered pursuant hereto, to the performance by the Issuer of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial
Purchasers as promptly as practicable following the date of this Agreement.

                  (b) On the Closing Date, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Issuer in connection with the issuance and sale of the Notes, as herein contemplated, shall be reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

                  (c) On the Closing Date, each of (i) Skadden, Arps, Slate,
Meagher & Flom LLP, as special counsel to the Issuer, (ii) Paul, Weiss, Rifkind,
Wharton & Garrison LLP, as special counsel to the Issuer, and (iii) Robert
Kretzman, Executive Vice President and General Counsel of the Issuer, shall have furnished to the Initial Purchasers

                                                                              15

their written opinions addressed to the Initial Purchasers and dated the Closing
Date in the form set forth in Annex B, Annex C and Annex D, respectively hereto.

                  (d) On the Closing Date, the Initial Purchasers shall have received from CS&M, special counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial
Purchasers may reasonably require, and the Issuer shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

                  (e) Revlon shall have furnished to the Initial Purchasers a letter (the "Comfort Letter") of KPMG, addressed to the Initial Purchasers and dated the date of this Agreement, in form and substance satisfactory to the
Initial Purchasers.

                  (f) Revlon shall have furnished to the Initial Purchasers a
"bring-down" Comfort Letter of KPMG, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial
Purchasers.

                  (g) On the Closing Date, the Initial Purchasers shall have received a certificate of the Issuer, signed by the Issuer through its President or a Vice President and its chief financial or chief accounting officer, dated as of the Closing Date, to the effect that (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer and the Subsidiaries, considered as one enterprise, except as set forth in or contemplated by the
Offering Memorandum, (ii) the representations and warranties set forth in
Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date and (iii) the Issuer has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                  (h) On the Closing Date, the Initial Purchasers shall have received a counterpart of the Registration Agreement which shall have been executed and delivered by duly authorized officers of the Issuer.

                  (i) On the Closing Date, the Notes shall have been duly
executed and delivered by the Issuer and duly authenticated by the Trustee.

                  (j) The Notes shall have been approved by the NASD for trading in the PORTAL market.

                  (k) [Intentionally Omitted]

                  (l) If any event shall have occurred that requires the Issuer under Section 3(c) to prepare an amendment or supplement to the Offering
Memorandum, such amendment or supplement shall have been prepared, the Initial
Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

                                                                              16

                  (m) There shall not have occurred any invalidation of Rule
144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange
Act by the Commission or any amendment or proposed amendment thereof by the
Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Notes as contemplated hereby.

                  (n) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering
Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer and the
Subsidiaries considered as one enterprise, the effect of which is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated by this Agreement and the Offering
Memorandum (exclusive of any amendment or supplement thereto).

                  (o) No action shall have been taken and no statute, rule,
regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Notes; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes.

                  (p) Subsequent to the execution and delivery of this Agreement
(i) no downgrading shall have occurred in the rating accorded the Notes, the
Existing Notes or any of the Issuer's or any of the Subsidiaries' other debt securities by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any of the Issuer's or any of the Subsidiaries' other debt securities.

                  (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the
over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Issuer on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions
(or the effect of international conditions on the financial markets in the
United States shall be such) the effect of which, in the case of this clause
(iv), is, in the sole judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to

                                                                              17

proceed with the sale or the delivery of the Notes on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

                  Section 5. Termination. The obligations of the Initial
Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Issuer prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Section 4(m), (n), (o), (p) or (q) shall have occurred and be continuing.

                  Section 6. Defaulting Initial Purchasers. (a) If any one or
more Initial Purchasers shall fail to purchase and pay for any of the Notes agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Notes set forth opposite their names on Schedule 1 hereto bears to the aggregate principal amount of Notes set forth opposite the names of all the remaining Initial Purchasers) the Notes which the defaulting
Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Notes set forth on Schedule 1 hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the
Notes, and if such non-defaulting Initial Purchasers do not purchase all the
Notes, this Agreement will terminate without liability to any non-defaulting
Initial Purchaser or the Issuer.

                  (b) Nothing contained herein shall relieve a defaulting
Initial Purchaser of any liability it may have to the Issuer or any non-defaulting Initial Purchaser for damages caused by its default. In the event of a default by any Initial Purchaser as set forth in Section 6(a), the non-defaulting Initial Purchasers or Revlon may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for Revlon or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and Revlon agrees to promptly prepare any amendment or supplement to the Offering
Memorandum that effects any such changes.

                  Section 7. Reimbursement of Initial Purchasers' Expenses. If
(a) this Agreement shall have been terminated pursuant to Section 5, except with respect to any of the events described in Section 4(q) of this Agreement or (b)
the Initial Purchasers shall decline to purchase the Notes for the failure of the Issuer to satisfy the conditions set forth in Section 4 of this Agreement other than the condition set forth in Section 4(q) of

                                                                              18

this Agreement, Revlon shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel)
as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Notes. If this
Agreement is terminated pursuant to Section 6 by reason of the default of one or more of the Initial Purchasers, Revlon shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

                  Section 8. Indemnification. (a) Revlon agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial
Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the
Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering
Memorandum (or in any supplement or amendment thereto) or any information provided by Revlon to any holder or prospective purchaser of Notes pursuant to
Section 3(l), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse promptly upon demand each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Revlon will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Offering
Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with any Initial Purchasers Information. This indemnity agreement will be in addition to any liability which Revlon may otherwise have.

                  (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless Revlon and its directors, officers, employees, representatives and agents and each person who controls Revlon within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from Revlon to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser Information.
This indemnity agreement will be in addition to any liability which any Initial
Purchaser may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of any claim or the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph
(a) or (b) above unless and to the extent it did not otherwise learn of such

                                                                              19

action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled, jointly with any other similarly notified indemnifying party, to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below);
provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party in writing to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties and controlling persons. An indemnifying party shall not be liable under this
Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action)
unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                                                                              20

                  Section 9. Contribution. In the event that the indemnity
provided in paragraph (a) or (b) of Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, Revlon and the Initial
Purchasers severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which Revlon and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by Revlon on the one hand and by the Initial Purchasers on the other from the offering of the Notes; provided, however, that in no case shall any Initial Purchaser
(except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Notes) be responsible for any amount in excess of the purchase discount or commission applicable to the Notes purchased by such
Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, Revlon and the Initial
Purchasers severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Revlon on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by Revlon shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by
Revlon on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Revlon and the Initial
Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.
Notwithstanding the provisions of this Section 9, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)
shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial
Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls Revlon within the meaning of either the Securities
Act or the Exchange Act and each officer and director of Revlon shall have the same rights to contribution as Revlon, subject in each case to the applicable terms and conditions of this Section 9.

                  Section 10. Persons Entitled to Benefit of Agreement. This
Agreement shall inure to the benefit of and be binding upon the Initial
Purchasers, the Issuer and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 8 and 9 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the
Issuer and the Initial Purchasers and in Section 3(l) with respect to holders and prospective purchasers of the Notes. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 10, any

                                                                              21

legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  Section 11. Expenses. The Issuer agrees with the Initial
Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection;
(b) the costs incident to the preparation, printing and distribution of the
Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of this Agreement, the Indenture and the
Registration Agreement; (d) the costs incident to the preparation, issuance and delivery of the certificates evidencing the Notes, including stamp duties and transfer taxes, if any, payable upon issuance of the Notes; (e) the fees and expenses of the Issuer's counsel and independent accountants; (f) if applicable, the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 3(d) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers in connection therewith); (g) if applicable, any fees charged by rating agencies for rating the Notes; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Notes on the PORTAL market and the approval of the Notes for book-entry transfer by DTC and (j) all other costs and expenses incident to the performance of the obligations of the
Issuer under this Agreement which are not otherwise specifically provided for in this Section 11; provided, however, that except as provided in this Section 11 and Section 7, the Initial Purchasers shall pay their own costs and expenses, including fees and expenses of their counsel, transfer taxes on the resale of the Notes by any of them and any advertising expenses in connection with any offers any of them makes.

                  Section 12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of Revlon and the
Initial Purchasers contained in this Agreement or made by or on behalf of Revlon or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the
Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.
The provisions of Sections 7, 8, 9, 11 and this Section 12 hereof shall survive the termination or cancelation of this Agreement.

                  Section 13. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to Citigroup Global Markets Inc., 388 Greenwich
Street, New York, N.Y. 10013, Attention: General Counsel (telecopier no.: (212)
816-7912);

                  (b) if to Revlon, shall be delivered or sent by mail or
telecopy transmission to Revlon Consumer Products Corporation, 237 Park Avenue,
New York, New York 10017, Attention: Robert K. Kretzman, Esq., Executive Vice
President and

                                                                              22

Chief Legal Officer (telecopier no.: (212) 527-5693) (with a copy by email to
Robert.Kretzman@Revlon.com);

provided that any notice to an Initial Purchaser pursuant to Section 8(c) shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuer shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by the Representative.

                  Section 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Section 15. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE
JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE BOROUGH OF MANHATTAN IN THE
CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS
AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 16. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  Section 17. Amendments. No amendment or waiver of any
provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

                  Section 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  Section 19. No Fiduciary Duty. The Issuer hereby acknowledges that in connection with the offering and sale of the Notes (a) each Initial
Purchaser is acting as principal and not as an agent or fiduciary of the Issuer and (b) its engagement of the Initial Purchasers is as independent contractors and not in any other capacity. Furthermore, the Issuer agrees that it is solely responsible for making its own judgments in connection with the offering and sale of the Notes (irrespective of whether any of the Initial Purchasers have advised or are currently advising the Issuer on related or other matters).

                   [rest of the page intentionally left blank]

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between Revlon and the several
Initial Purchasers in accordance with its terms.

                           Very truly yours,

                                REVLON CONSUMER PRODUCTS
                                CORPORATION,

                                     By
                                       -----------------------
                                       Name:
                                       Title:

Accepted:

CITIGROUP GLOBAL MARKETS INC.,

     By
         -----------------------
         Name:
         Title:

       Address for notices pursuant to Section 8(c):
       388 Greenwich Street
       New York, NY  10013
       Attention:   General Counsel

                       [Purchase Agreement Signature Page]